Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

ClearShares Ultra-Short Maturity ETF (OPER)
(the “Fund”)

December 10, 2019

Supplement to the
Statement of Additional Information (“SAI”)
dated September 30, 2019, as previously supplemented

The following information supplements the “Purchase and Redemption of Shares in Creation Units” section of the SAI solely with respect to the ClearShares Ultra-Short Maturity ETF:

The “Settlement Date” with respect to the delivery of Deposit Securities or Deposit Cash, as applicable, is the Business Day after the Order Placement Date. The delivery of Creation Units created in accordance with the requirements described in the SAI generally will occur no later than the Business Day following the day on which the purchase order is deemed received by the Distributor. Deliveries of redemption proceeds generally will be made within one business day of the trade date with respect to the ClearShares Ultra-Short Maturity ETF.

Please retain this supplement with your SAI for future reference.